UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): March 7, 2018

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Registrant’s Business and Operations

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 7, 2018, Employers Holdings, Inc. (the “Company”) entered into Restricted Stock Unit and Performance Share Agreements (the “Restricted Stock Unit Agreement” and the “Performance Share Agreement,” respectively and, together, the “Equity Agreements”) with Lenard T. Ormsby, Executive Vice President and Chief Legal Officer of the Company. These grants were made in conjunction with the Company’s annual equity award grants under the Company’s Amended and Restated Equity and Incentive Plan. Pursuant to the terms of the Equity Agreements, Mr. Ormsby was granted 4,240 restricted stock units (the “RSUs”), and 7,860 performance shares (the “Performance Shares”).

These agreements are in the same forms as those filed as Exhibits 10.3 and 10.2, respectively, to the Company’s Quarterly Report on Form 10-Q filed on April 27, 2017, except that:

(1) with respect to the Restricted Stock Unit Agreement, 100% of the then unvested RSUs would vest upon Retirement (as defined below), instead of 50%, as provided in the previously publicly filed form; and

(2) with respect to the Performance Share Agreement, 100% of the Performance Shares granted thereunder would vest upon Retirement, instead of a prorated portion based on the grantee’s completed period of employment during the two-year performance period, as provided in the previously publicly filed version, but subject to the terms and conditions set forth in the Performance Share Agreement, including the actual achievement of the applicable performance goals.

For purposes of these agreements, “Retirement” is defined as Mr. Ormsby’s termination of employment after attaining age 60 and completing 10 years of continuous service with the Company (or any subsidiary thereof), and provided that he has given written notice of his intent to retire to the Company (or its designate), no fewer than six months prior to the date he terminates employment, in a form satisfactory to the Company (or its designate). In this regard, as previously disclosed on a Current Report Form 8-K filed on January 9, 2018, on January 5, 2018, Mr. Ormsby informed the Company of his intent to terminate employment by reason of Retirement during the latter half of 2018.

A copy of the Restricted Stock Unit Agreement and the Performance Share Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated by reference. All references to these agreements in this Current Report are qualified, in their entirety, by the full texts of such exhibits.

Section 9 – Financial Statements and Exhibits
Item 9.01.   Financial Statements and Exhibits.

10.1	Restricted Stock Unit Agreement by and between Employers Holdings, Inc. and Lenard T. Ormsby, dated March 7, 2018

10.2	Performance Share Agreement by and between Employers Holdings, Inc. and Lenard T. Ormsby, dated March 7, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	March 13, 2018	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel